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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
July 12, 2012 (July 12, 2012)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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95277916.4

Item 7.01. Regulation FD Disclosure.

Furnished as Exhibit 99.1 and incorporated herein by reference in its entirety is a copy of a presentation to be presented by Holly Energy Partners, L.P. (the “Partnership”) on July 12, 2012 during a webcast to discuss the acquisition by the Partnership of HollyFrontier Corporation’s 75% interest in UNEV Pipeline, LLC, the owner of an approximate 400 mile, 12-inch refined products pipeline currently running from Woods Cross, Utah to Las Vegas, Nevada, related products terminals near Cedar City, Utah and Las Vegas, Nevada and other related assets.

A copy of the presentation will also be made available in the investors section of the Partnership’s website at www.hollyenergy.com, although the Partnership reserves the right to discontinue that availability at any time.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Presentation by the Partnership to be presented on July 12, 2012.*

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* Furnished herewith.

95277916.4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P.,
its General Partner

By:	Holly Logistic Services, L.L.C.
its General Partner

	By:	/s/ Bruce R. Shaw
	Title:	Senior Vice President and
Chief Financial Officer

Date:    July 12, 2012

EXHIBIT INDEX
Exhibit Number        Exhibit Title

99.1	Presentation by the Partnership to be presented on July 12, 2012.*

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* Furnished herewith.